NASDAQ: FCTR 2005 First Quarter Conference Call Tuesday, April 19, 2005

Lawrence M. Kimbrough President & CEO First Charter Corporation

Forward Looking Statements 3 This presentation contains forward looking statements with respect to the financial conditions and results of operations of First Charter Corporation. These forward looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) projected results in connection with the implementation of our business plan and strategic initiatives are lower than expected; (2) competitive pressure among financial services companies increases significantly; (3) costs or difficulties related to the integration of acquisitions or expenses in general are greater than expected; (4) general economic conditions, in the markets in which the Corporation does business, are less favorable than expected; (5) risks inherent in making loans, including repayment risks and risks associated with collateral values, are greater than expected; (6) changes in the interest rate environment reduce interest margins and affect funding sources; (7) changes in market rates and prices may adversely affect the value of financial products; (8) legislation or regulatory requirements or changes thereto adversely affect the businesses in which the Corporation is engaged; (9) regulatory compliance cost increases are greater than expected; and (10) the passage of future tax legislation, or any negative regulatory, administrative or judicial position, may adversely impact the Corporation. For further information and other factors which could affect the accuracy of forward looking statements, please see First Charter's reports filed with the SEC pursuant to the Securities Exchange Act of 1934 which are available at the SEC's website (www.sec.gov) or at First Charter's website (www.FirstCharter.com). Readers are cautioned not to place undue reliance on these forward looking statements, which reflect management's judgments only as of the date hereof. The Corporation undertakes no obligation to publicly revise those forward looking statements to reflect events and circumstances that arise after the date hereof.

Conference Call Outline 4 2005 Progress Financial Summary Growth Strategy Update Long Term Objectives Questions

2005 Progress 5 Continued Earnings Momentum Strong Start for CHAMP Record High Customer Satisfaction Entry Into the Raleigh Market

6 Chuck Caswell Chief Financial Officer First Quarter Summary

First Quarter Results Net Income Up $1.1 Million or 11.6% to $10.3 Million EPS Increased from $.31 to $.34 or 9.7% 1Q 2005 Compared to 1Q 2004 7

First Quarter Results Loans Up $424 Million or 18.6% Home Equity Up $63.5 Million or 15.3% Consumer Up $39.0 Million or 14.4% $215.5 Million Hybrid ARMs Purchased 8 March 31, 2005 Compared to March 31, 2004

First Quarter Results Retail Deposits Up $81.9 Million or 3.7% Transaction Deposits Up $17.3 Million or 1.3% Noninterest Bearing Up $49.9 Million or 14.1% Savings Up $18.0 Million or 4.0% Money Market Down $50.6 Million or 10.0% Retail CDs Up $64.6 Million or 7.1% 9 March 31, 2005 Compared to March 31, 2004

First Quarter Results Noninterest Income Up $1.1 Million or 7.8% Service Charges Up $0.6 Million or 11.3% Insurance Services Up $0.5 Million or 15.9% ATM/Debit Card/Other Up $0.6 Million or 45.8% Securities Loss $49 Thousand Compared to $326 Thousand Gain 10 1Q 2005 Compared to 1Q 2004

First Quarter Results Noninterest Expense Up $0.6 Million or 2% Salary Expense Up $0.5 Million or 3.6% CFO Retirement Agreement - $1.0 Million Professional Fees Down $0.8 Million 11 1Q 2005 Compared to 1Q 2004

First Quarter Results - Assets Total Loans Up $264.7 Million Construction Loans Up $15.6 Million or 19.1% * Home Equity Loans Up $10.7 Million or 9.3% * Consumer Loans Up $6.5 Million or 8.7% * Non-Construction Commercial Loans Down $3.4 Million or (1.4%) * Includes $215.5 Million Purchased Hybrid ARMS Growth Occurred Late in the Quarter Securities Down $212.2 Million 12 1Q 2005 Compared to 4Q 2004 * annualized

Balanced, Secured Loan Portfolio 13 29% Construction 14% Construction 13% Commercial 9% Commercial 8% Commercial Mortgage 32% Commercial Mortgage 29% Residential Mortgage 14% Residential Mortgage 21% Consumer 12% Consumer 11% Home Equity 19% Home Equity 18% Commercial Loans 50% March 31, 2005 Commercial Loans 55% December 31, 2004

Liabilities Up $83.9 Million or 8.3% * Total Deposits Up $92.9 Million or 14.4% * Transaction Deposits Up $6.5 Million or 2.0% * Noninterest Bearing Up $25.2 Million or 27.0% * Wholesale CDs Up $83.0 Million 14 1Q 2005 Compared to 4Q 2004 First Quarter Results - Liabilities * annualized

First Quarter Results Noninterest Income Up $0.5 Million or 3.3% Service Charges Down $0.6 Million Financial Management Up $0.4 Million Brokerage Services Up $0.2 Million Insurance Services Up $0.4 Million Securities Gains Down by $0.3 Million Property Sale Gain of $0.5 Million 15 1Q 2005 Compared to 4Q 2004

First Quarter Results Noninterest Expense Up $1.2 Million or 4.3% Former CFO Retirement $1.0 Million Financial Management Charge $0.2 Million 16 1Q 2005 Compared to 4Q 2004

Asset Quality Remains Sound 17 First Quarter 2005 Fourth Quarter 2004 Past Dues 0.51% 0.51% Nonaccrual Loans 0.34% 0.57% Nonperforming Assets 0.62% 0.73% Net Charge-Offs 0.21% 0.30% Allowance for Loan Losses as a % of loans 1.02% 1.10% Allowance for Loan Losses as a % of nonaccrual loans 296% 192%

Bob James President & CEO 18 Growth Strategy Update

Strategy for Long Term Growth Community Banking Model Vibrant Markets Large, Bureaucratic Competitors Organic Growth Exceptional Service Comprehensive Set of Products Convenience Controlled Market Expansion De Novo Branches Smart Acquisitions 19

20 Service Quality

Delivering "Expect More" Service 1Q/02 2Q/02 3Q/02 4Q/02 1Q/03 2Q/03 3Q/03 4Q/03 1Q/04 2Q/04 3Q/04 4Q/04 74 75 79 83 80 80 82 81 80 83 82 83 * Quarterly independent survey of over 1,500 customers ** American Banker/Gallup 2004 Consumer Survey 21 Industry Average** Very Satisfied 58% *Percent of Very Satisfied Customers

Delivering "Expect More" Service 1Q/02 2Q/02 3Q/02 4Q/02 1Q/03 2Q/03 3Q/03 4Q/03 1Q/04 2Q/04 3Q/04 4Q/04 1Q/05 74 75 79 83 80 80 82 81 80 83 82 83 85 * Quarterly independent survey of over 1,500 customers ** American Banker/Gallup 2004 Consumer Survey 22 Industry Average** Very Satisfied 58% *Percent of Very Satisfied Customers 85%

23 Checking Account Marketing Program (CHAMP)

....CHAMP Results as of March 31, 2005 Acquiring New Customers 2003 2004 24 Net Fee Revenue Per Account $216.33 2002 19,068 40,995 3/2005 11,392 38,607

95349 105272 Growing Core Households* 25 03/31/04 03/31/05 * A Core Household includes a Checking Account. 10.4% Increase

Increasing Cross-Sales Opportunities 5,529 14,837 2.7 Cross-Sell Ratio 03/31/05 New Core Retail HHs 03/31/05 Products Sold Strong Service Culture= Multiple Product Sales

Complementary Business Lines Insurance Services Brokerage Services Corporate & Private Asset Management Mortgage Services 27

2005 Focus and Initiatives Growing Deposits Totally Free Retail and Business Checking Cash Management Sales Growing Consumer Loans Targeted Consumer Loan Sales Campaigns Growing Commercial Loans Small Business Loan Program Increasing Emphasis on C&I Lending Adding Experienced Lenders 28

2005 Focus and Initiatives New Markets Expansion into Raleigh Mortgage Services Builders Group Branch Expansion One De Novo Branch Three Replacement Branches Net Interest Margin 29

Colony Place 30 Opening New Markets

31 Chuck Caswell Chief Financial Officer Focus on Balance Sheet

Focus on the Balance Sheet ----Loan Yields (up 75bp)------- ---Deposit Yields (up 30bp)-- Community Bank - Asset Sensitive 32

Focus on the Balance Sheet Wholesale Bank - Liability Sensitive Securities Yields (stable) Wholesale Borrowing Yields (up 105 bp) 33

Reduce Reliance on Securities in Earning Asset Mix Diversify and Improve Performance of Securities Portfolio Diversify Wholesale Funding Sources Reduce Overall Level of Wholesale Borrowing Costs Improvement Initiatives - Wholesale Bank 34

Introduce Pricing Models Loan Pricing Process Deposit Pricing Process Introduce Transfer Pricing to assess the profitability of markets, products, lenders and customers. Improvement Initiatives - Community Bank 35

36 Lawrence M. Kimbrough President & CEO First Charter Corporation Long Term Objectives

Long-Term Objectives 37 Consistent Double Digit EPS Growth Return on Shareholders' Equity in Excess of 15% Growing Our Customer Base Maintaining the Integrity of Our Franchise

38 Earnings Guidance

Annual Guidance 2005 39 Earnings Per Share $1.50 - $1.55

Questions 40

Check our Website at www.firstcharter.com Questions and Additional Inquiries Bob James (704-688-4520) Chuck Caswell (704-688-1112) For Information About First Charter 41

NASDAQ: FCTR 42